UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.)

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☐ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
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☐ Soliciting Material Pursuant to §240.14a-12

Norfolk Southern Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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Your Vote Counts! NORFOLK SOUTHERN CORPORATION 2021 Annual Meeting Vote by May 12, 2021 11:59 PM EDT NORFOLK SOUTHERN CORPORATION ATTN: JOSEPH C. WOLFE THREE COMMERCIAL PLACE NORFOLK, VA 23510 D44007-P52047-Z79379 You invested in NORFOLK SOUTHERN CORPORATION and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 13, 2021. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 29, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Vote Virtually at the Meeting* May 13, 2021 8:30 A.M. EDT Smartphone users Point your camera here and vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/NSC2021 *Please check the meeting materials for any special requirements for meeting attendance. V1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items 1. Election of Directors Nominees: 1a. Thomas D. Bell, Jr. For 1b. Mitchell E. Daniels, Jr. For 1c. Marcela E. Donadio For 1d. John C. Huffard, Jr. For 1e. Christopher T. Jones For 1f. Thomas C. Kelleher For 1g. Steven F. Leer For 1h. Michael D. Lockhart For 1i. Amy E. Miles For 1j. Claude Mongeau For 1k. Jennifer F. Scanlon For 1l. James A. Squires For 1m. John R. Thompson For 2. Ratification of the appointment of KPMG LLP, independent registered public accounting firm, as Norfolk Southern's independent auditors for the year ending December 31, 2021. For 3. Approval of the advisory resolution on executive compensation, as disclosed in the proxy statement for the 2021 Annual Meeting of Shareholders. For Against 4. Proposal regarding revisions to ownership requirements for proxy access. Against 5. Proposal regarding a report on lobbying activity alignment with Paris Climate Agreement. NOTE: In addition, in their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery". D44008-P52047-Z79379